Exhibit 99.3

CHINA GROWTH CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Summary of Transactions and Basis of Presentation

On December 15, 2010, China Growth Corporation(“China Growth” or the “Company”), a Cayman Islands company  entered into a share exchange agreement (the “Exchange Agreement”) with Wealth Environmental Protection Group (“Wealth”), a British Virgin Islands company and shareholders of Wealth Environmental Protection (“Wealth Environmental Protection Shareholders”).  Wealth is a private company incorporated under the laws of British Virgin Islands. Wealth owns 100% of the issued and outstanding capital stock of Wealth Environmental Technology Holding Ltd. (“Wealth Technology”), a company incorporated under the laws of Hong Kong, which holds all of the issued and outstanding capital stock of Jiangmen Huiyuan Environmental Protection Technology Consultancy Co., Ltd (“Huiyuan”), a wholly foreign owned enterprise incorporated under the laws of the People’s Republic of China.

Pursuant to the terms of the Exchange Agreement, Wealth Environmental Protection Shareholders transferred to the Company all of the issued and outstanding ordinary shares, a total of 7,000 shares, of Wealth Environmental Protection in exchange for the issuance of a total of 24,956,875 ordinary shares, par value $0.000128 per share, or 94.6% of the ordinary shares of the Company issued and outstanding after the Closing.

Concurrent with the Exchange Agreement, the Company also entered into certain agreements that have been given effect in the unaudited pro-forma consolidated financial statements as described below:

 The Private Placement

On the Closing Date,  the Company  entered  into a subscription agreement  with a group of accredited investors (the “Subscription Agreement”), pursuant to which the Company issued to the investors an aggregate of 222,402 units, or the Units, for an aggregate purchase price of $6,672,031, or $30.00 per Unit (the “Private Placement”). Each Unit consists of (i) two (2) shares of our Class A 6% convertible preference share (the “Preference Share”) with each of the Preference Share convertible into five ordinary shares for a total of ten ordinary shares per Unit, and (ii) a warrant to purchase five (5) ordinary shares at an exercise price of $4.50 per share (the “Warrant”). The closing of the Share Exchange was conditioned upon all conditions set forth in the Subscription Agreement being met and the closing of the Private Placement was conditioned upon the closing of the Share Exchange.  As soon as practicable, the Company will effectuate a 1: 1.42610714 reverse stock split on all of the ordinary shares issued and outstanding at the closing of the Share Exchange (the “Reverse Split”).

Under the Subscription Agreement, the Company is obligated to file a registration statement covering the resale of the ordinary shares underlying the Preference Shares and the Warrants (the “Registrable Securities”) no later than thirty (30) days following the closing date. If the registration statement is not timely filed, the Company is obligated to pay to each investor liquidated damages equal to 1% of each investor’s investment per month under the Subscription Agreement. In addition, the Company will use its best efforts to cause the registration statement to be declared effective under the Securities Act as soon as possible, but in no event later than 180 days following the Closing Date (the “Effective Date”). If the registration statement is not declared effective by the SEC on or prior to the Effective Date, then the Company is obligated to pay to each investor liquidated damages equal to 1% of such investor’s investment. However, the liquidated damages payable if  the Registration Statement is not declared effective by the Effective Date will be waived, provided that (1) the Company has responded to all SEC comments on the Registration Statement and its amendments within twenty (20) business days of their respective receipt, which shall be extended to thirty (30) business days if the SEC response cannot be submitted because the Company is required to provide updated financial statements under Regulation S-X; and (2) the Company is current with the filing of all of its periodic reports under the Exchange Act.

The securities shall only be treated as Registrable Securities if and only for so long as they (i) have not been sold (A) pursuant to a registration statement; (B) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction; and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”) under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; (ii) are not held by a holder or a permitted transferee; and (iii) are not eligible for sale pursuant to Rule 144 (or any successor thereto) under the Securities Act.

CHINA GROWTH CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

In connection with filing the registration statement, if the SEC limits the amount of Registrable Securities to be registered for resale pursuant to Rule 415 under the Securities Act, then the Company shall be entitled to exclude such disallowed Registrable Securities (the “Cut Back Shares”) on a pro rata basis among the holders thereof with a first priority given to the shares underlying the Warrants.  The Company shall prepare, and, as soon as practicable but in no event later than the six months from the date the registration statement was declared effective, file with the SEC an additional registration statement (“Additional Registration Statement”) on Form S-1 covering the resale of all of the disallowed Registrable Securities not previously registered on an Additional Registration Statement hereunder.  The Company shall use its best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable.  No liquidated damages hereof shall accrue on or as to any Cut Back Shares, and the required Filing Date for such additional Registration Statement including the Cutback Shares will be tolled, until such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any SEC comments.

Make Good Escrow Agreement

In connection with the Private Placement, the Company entered into a make good escrow agreement, or Make Good Escrow Agreement with Star Prince, and Access America Investments, LLC as representative of the investors, pursuant to which Star Prince delivered into an escrow account share certificates evidencing 4,500,000 ordinary shares held by it (after giving effect to the Reverse Split), to be held in favor of the investors in order to secure certain make good obligations. Under the Make Good Escrow Agreement, the Company established minimum after tax net income thresholds (as determined in accordance with GAAP and excluding any non-cash expenses and one-time expenses related to the reverse acquisition of Wealth Environmental Protection and the private placement transaction) of $13.2 million for fiscal year 2010 and $18.09 million for fiscal year 2011 and minimum earnings per share thresholds (calculated on a fully diluted basis and including adjustment for any stock splits, stock combinations, stock dividends or similar transactions, and for shares issued in one public offering or pursuant to the exercise of any warrants, options, or other securities issued during or prior to the calculation period) of $0.58 for fiscal year 2010 and $0.66 for fiscal year 2011. If our after tax net income or earnings per share for either fiscal year 2010 or fiscal year 2011 is less than 90% of the applicable performance threshold, then the performance threshold will be deemed not to have been achieved, and the investors will be entitled to receive ordinary shares based upon a pre-defined formula agreed to between the parties. The parties agreed that, for purposes of determining whether or not any of the performance thresholds are met, the release of any of the escrowed shares and any related expense recorded under GAAP shall not be deemed to be an expense, charge, or any other deduction from revenues even if GAAP requires contrary treatment or the annual report for the respective fiscal years filed with the SEC by the Company may report otherwise.

Holdback Escrow Agreement

Also in connection with the private placement, the Company entered into a holdback escrow agreement, or the Holdback Escrow Agreement, with Anslow & Jaclin, LLP, the escrow agent, and Access America Investments, LLC, as representative of the investors, pursuant to which $2,167,203 was deposited with the escrow agent to be distributed upon the satisfaction of certain covenants set forth in the Subscription Agreement. Pursuant to the Holdback Escrow Agreement, the $1,500,000 will be released to the Company upon the hiring of a chief financial officer on terms acceptable to Access America Investments, LLC and $667,203 will be released to us upon appointment of the required independent directors to our board of directors.

IR Escrow Agreement

We also entered into an investor relations escrow agreement, or the IR Escrow Agreement, with Anslow & Jaclin, LLP, the escrow agent, and Access America Investments, LLC, as representative of the investors, pursuant to which $120,000 was deposited with the escrow agent to be distributed in incremental amounts to pay our investor relations firm, the choice of which is subject to the approval of Access America Investments, LLC, which approval cannot be unreasonably withheld.

Lockup Agreements

In connection with the Private Placement, the Company also entered into lockup agreements, or the Lockup Agreement, with Wealth Environmental Protection Shareholders, pursuant to which each of Wealth Environmental Protection Shareholders agreed not to transfer any of our capital stock held directly or indirectly by them for an eighteen-month period following the closing of the Private Placement, unless it is approved otherwise by Access American Investments, LLC.

Shares Issued for Services

On December 15, 2010, the Company issued 998,275 shares to Mr. Karlson Ka Tsun PO, at par value 0.000128 per share, as compensation for the services he provided to us in connection with the Share Exchange and Private Placement. We calculated the company’s cost for the issuance by  using the Block Scholes Option Pricing Model and referenced the cash price paid in a concurrent Private Placement of convertible preferred stock as follows:

CHINA GROWTH CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Amount

Price per unit for 2 preferred shares each convertible into 10 common shares and detachable warrants for the purchase of 5 common shares
for $4,50 per share for a period of 5 years.	$30.00
Value of detachable warrant for purchase of 5 common shares using the
Black Scholes Option Pricing Model and, a current price per share of $2.20, an expected exercise period of 5 years, a volatility factor of 75% based on a similar company operating in China, a risk free interest rate of 2.1%
and no expected dividend yield of zero.	8.01

Value of 10 shares of common stock included in the unit	$21.99

Value of one share	$2.20

Shares issued	700,000

Total value	$1,538,856

Shares Issued for Conversion of Debt

On December 15, 2010, the Company issued 998,725 shares to Access America Fund, LP in connection with the automatic conversion of the  notes for an aggregate of $500,000 that the Company issued to Access America Fund, LP in the event of the Share Exchange.

Pro Forma Financial Statements

The unaudited pro forma consolidated financial statements of the Company in the opinion of management include all material adjustments directly attributable to the aforementioned share exchanges contemplated by the agreements and to the agreements and transactions entered into concurrently with those agreements as described above.  The unaudited pro forma consolidated balance sheet reflects the financial position of the company had the share exchange occurred on September 30, 2010.  The unaudited pro forma consolidated statements of income (loss) and comprehensive income (loss) were prepared as if the transaction was consummated on the beginning of the reporting periods. The Private Placement

These pro forma unaudited combined financial statements should be read in conjunction with the Registrant's historical financial statements and notes thereto and the consolidated financial statements of Huiyuan and its variable interest entity, Jiangmen Wealth Water Purifying Agent Company, Ltd. (“Wealth Water”) and Wealth Water’s wholly-owned and majority-owned subsidiaries, included elsewhere in this report.  These unaudited pro forma consolidated financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the date indicated and are not necessarily indicative of the results that may be expected in the future.

Proforma Earnings per Share

The pro forma basic and dilutive net income per share is based on the weighted average number of shares of pro forma China Growth as if the shares issued to acquire Wealth had taken place at the beginning of each of the reporting periods.

CHINA GROWTH CORPORATION
UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET

	China Growth	Wealth
	as of	as of
	September 30,	September 30,	Pro Forma			Pro Forma
	2010	2010 (4)	Adjustments			Combined
ASSETS:		(As Restated)
Current assets:
Cash and cash equivalent	$1,426	$25,839,474	$4,384,828		(6)	$30,225,728
Restricted cash		-	2,167,203		(9)
			120,000		(10)	2,287,203
Note payable	500,000	-	(500,000)		(4)	-
Accounts receivable	-	1,431,175	-			1,431,175
Inventories	-	816,543	-			816,543
Other current assets	10,613	250,898	-			261,511
Total current assets	512,039	28,338,090	6,172,031			35,022,160

Property, plant and equipment and
land use and mining rights, net	-	15,259,616	-			15,259,616
Total Assets	$512,039	$43,597,706	$6,172,031			$50,281,776

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities:
Convertible notes payable, net	-	$125,000	$(125,000)		(7)
Note payable to affiliate	500,000	-	(500,000)		(4)
Payable to related parties	12,876	250,000	-			262,876
Accounts payable	1,302	1,528,257	-			1,529,559
Accrued interest payable	10,617	10,347	-			20,964
Accrued expense	-	487,404	-			487,404
Value added taxes payable	-	361,676	-			361,676
Other taxes payable	-	87,457	-			87,457
Income tax payable	-	1,466,078	(396,500	) )	(12)	1,069,578
Total current liabilities	524,795	4,316,219	(1,021,500)			3,819,514

Deferred income taxes		197,319				197,319
Total liabilities	524,795	4,513,538	(1,021,500)			4,016,833

Commitments and contingencies

Shareholders' equity (deficit):
Preference shares	-	-	854		(6)	854
Ordinary shares	128	7,000	(4,760)		(1)
			90		(7)
			90		(8)	2,548
Additional paid-in capital	6,597	15,584,052	(14,721)		(3)
			499,910		(7)
			1,210,910		(8)
			6,671,177		(6)	23,957,925
Subscription receivable	-	(7,000)				(7,000)
Accumulated other comprehensive income	-	4,085,940	-			4,085,940
Retained earnings	(19,481)	19,414,176	19,481		(2)
			(1,189,500)		(11)	18,224,676
Total shareholders' equity (deficit)	(12,756)	39,084,168	7,193,531			46,264,943
Total liabilities and shareholders' equity	$512,039	$43,597,706	$6,172,031			$50,281,776

CHINA GROWTH CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(1)
This adjustment gives effect to the Issuance of 17,500,000 ordinary shares of China Growth in exchange of the ownership of the 7,000 ordinary shares of Wealth. Under  the terms of the Exchange Agreement with Wealth, and shareholders of Wealth named in the Exchange Agreement, Wealth transferred to China Growth all of the issued and outstanding ordinary shares of Wealth in exchange for the issuance of a total of 24,956,875 ordinary shares, par value $0.000128 per share, or 96.15% of the ordinary shares of the Company issued and outstanding after the Closing. China Growth is currently seeking shareholder approval to effectuate a 1: 1.42610714 reverse stock split on all of the ordinary shares issued and outstanding at the closing of the Share Exchange resulting in Wealth shareholders owning 17,500,000 shares.

(2)	Elimination of the accumulated deficit of China Growth, the accounting acquiree.
(3)	Net effects of notes (1) and (2)
(4)	Intercompany loans
(5)	Includes the accounts of Wealth's wholly owned and majorly owned subsidiaries and its variable interest entities.
(6)
This adjustment gives effect to the private placement of preferred shares and warrants completed on December 15, 2010, with a group of accredited investors, under which the Company issued to the investors an aggregate 222,402 Units for a purchase price of $6,672,031, or $30.00 per Unit. Each Unit consists of two Preferred Shares and a Warrant to purchase five ordinary shares after giving effect to the Reverse Split described in adjustment (1). The Warrants have a term of 5 years, bear an exercise price of $4.50 per share (subject to customary adjustments), are exercisable on a net exercise or cashless basis and are exercisable by investors at any time after the closing date.

(7)
This adjustment gives effect to the Company's December 15, 2010 issuance of  998,275 shares (700,000 post reverse split shares) to Mr. Karlson Ka Tsun PO,  as compensation for the services he provided in connection with the Share Exchange and Private Placement.

(8)
This adjustment gives effect to the Company's December 15, 2010 issuance of 998,725 shares (700,000 post reverse split shares) to Access America Fund, LP in connection with the automatic conversion of the  notes for an aggregate of $500,000 that was triggered by the Share Exchange. The amount originally allocated to the beneficial conversion was equal to the proceed resulting in a reduction in the debt that was being amortized over the one year term of the notes. The unamortized portion of the discount or $375,000 has been recognized as interest expense.

(9)
This adjustment gives effect to the holdback agreement entered into at the time of  the private placement. The Company entered into a holdback escrow agreement under which $2,167,203 was deposited with the escrow agent to be distributed upon the satisfaction of certain covenants set forth in the Subscription Agreement. Under  the Holdback Escrow Agreement, the $1,500,000 will be released to the Company upon the hiring of a chief financial officer on terms acceptable under the agreement and $667,203 will be released to us upon appointment of the required independent directors to our board of directors.

(10)
This adjustment give effect to the  investor relations escrow agreement, or the IR Escrow Agreement, with Anslow & Jaclin, LLP, the escrow agent, and Access America Investments, LLC, as representative of the investors, under which $120,000 was deposited with the escrow agent to be distributed in incremental amounts to pay our investor relations firm, the choice of which is subject to the approval of Access America Investments, LLC.

(11)	Effect of adjustments to income on retained earnings.
(12)	To record the tax effect of adjustments to income.

CHINA GROWTH CORPORATION
UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF INCOME (LOSS)
AND COMPREHENSIVE INCOME (LOSS)

		Wealth
	China Growth	For the
	For The Three	Nine Months
	Months Ended	Ended
	September 30,	September 30,	Pro Forma		Pro Forma
	2010	2010 (1)	Adjustments		Combined

Revenue, net of sales discount	$-	$36,024,913	-		$36,024,913
Cost of revenue	-	18,548,682	-		18,548,682
Gross profit	-	17,476,231	-		17,476,231

Operating expense:
Selling and marketing	-	1,133,482	-		1,133,482
General and administrative	1,006	2,120,472	-		2,121,478
Total operating expenses	1,006	3,253,954	-		3,254,960

Income (loss) from operations	(1,006)	14,222,277	-		14,221,271

Other income (expenses):
Cost of recapitalization			(1,211,000)	(2)	(1,211,000)
Interest income	-	45,411	-		45,411
Interest expense	-	(135,347)	(375,000)	(3)	(510,347)
Total other expenses	-	(89,936)	(1,586,000)		(1,675,936)

Income before provision for income taxes	(1,006)	14,132,341	(1,586,000)		12,545,335

Provision for income taxes	-	3,535,196	396,500	(4)	3,138,696

Net income	(1,006)	10,597,145	(1,189,500)		9,406,639

Other comprehensive income-
Foreign currency translation adjustments	-	794,237	-		794,237

Comprehensive income (loss)	$(1,006)	$11,391,382	$(1,189,500)		$10,200,876

Weighted average number of shares
outstanding:
Basic	998,275	7,000	17,493,000	(5)
			700,000	(2)
			700,000	(3)	19,898,275

Diluted	998,275	7,000	17,493,000	(5)
			700,000	(2)
			700,000	(3)
			2,224,020	(6)	22,122,295

Net (loss) income per common share - basic and diluted
	$-	$1,627.34			$0.47

	$-	$1,627.34			$0.43

CHINA GROWTH CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(1)	Includes the accounts of Wealth's wholly owned subsidiaries and its variable interest entity, Wealth Water, and Wealth Water's wholly owned and major owned subsidiaries.
(2)
This adjustment gives effect to the Company's December 15, 2010 issuance of  998,275 shares (700,000 post reverse split shares) to Mr. Karlson Ka Tsun PO,  as compensation for the services he provided in connection with the Share Exchange and Private Placement.

(3)
This adjustment gives effect to the Company's December 15, 2010 issuance of 998,725 shares (700,000 post reverse split shares) to Access America Fund, LP in connection with the automatic conversion of the  notes for an aggregate of $500,000 that was triggered by the Share ExchangeThe amount originally allocated to the beneficial conversion was equal to the proceed resulting in a reduction in the debt that was being amortized over the term of the notes that was one year. The unamortized portion of the discount or $375,000 has been recognized as interest expense.

(4)	To recognize the tax effect of adjustments (1) and (2)
(5)
This adjustment gives effect to the Issuance of 17,500,000 ordinary shares of China Growth in exchange of the ownership of the 7,000 ordinary shares of Wealth. Under  the terms of the Exchange Agreement with Wealth, and shareholders of Wealth named in the Exchange Agreement, Wealth transferred to China Growth all of the issued and outstanding ordinary shares of Wealth in exchange for the issuance of a total of 24,956,875 ordinary shares, par value $0.000128 per share, or 96.15% of the ordinary shares of the Company issued and outstanding after the . China Growth is currently seeking shareholder approval to effectuate a 1: 1.42610714 reverse stock split on all of the ordinary shares issued and outstanding at the closing of the Share Exchange resulting in Wealth shareholders owning 17,500,000 shares.

(6)
This adjustment recognizes the dilutive effect of the December 15, 2010 Private Placement with a group of accredited investors, under which the Company issued to the investors an aggregate of 222,402 ("Units"), for an aggregate purchase price of $6,672,031, or $30.00 per Unit (the “Private Placement”) as if it occurred on January 1, 2009. Each Unit consists of (i) two (2) shares of our Class A 6% convertible Preference with each of the Preference Share convertible into five ordinary shares for a total of ten ordinary shares per Unit, and (ii) a warrant to purchase five (5) ordinary shares at an exercise price of $4.50 per share

CHINA GROWTH CORPORATION
UNAUDITED PROFORMA COMBINED STATEMENT OF INCOME (LOSS) COMPREHENSINCOME (LOSS)
AND COMPREHENSIVE INCOME (LOSS)

	China Growth	Wealth
	For the Year Ended	For the Year Ended
	December 31,	December 31,	Pro Forma		Pro Forma
	2009	2009 (1)	Adjustments		Combined

Revenue, net of sales discount	$-	$38,975,961	-		$38,975,961
Cost of revenue	-	20,703,600	-		20,703,600
Gross profit	-	18,272,361	-		18,272,361

Operating expense:
Selling and marketing	-	1,454,054	-		1,454,054
General and administrative	2,374	2,251,883	-		2,254,257
Total operating expenses	2,374	3,705,937	-		3,708,311

Income (loss) from operations	(2,374)	14,566,424	-		14,564,050

Other income (expenses):
Cost of recapitalization	-	-	(1,211,000)	(2)	(1,211,000)
Interest expense			(500,000)	(3)	(500,000)
Interest income	-	43,649	-		43,649

Total other expenses	-	43,649	(1,711,000)		(1,667,351)

Income before provision for income taxes	(2,374)	14,610,073	(1,711,000)		12,896,699

Provision for income taxes	-	3,652,518	427,750	(4)	3,224,768

Net income	(2,374)	10,957,555	(1,283,250)		9,671,931

Other comprehensive income-
Foreign currency translation adjustments	-	4,043	-		4,043

Comprehensive income (loss)	$(2,374)	$10,961,598	$(1,283,250)		$9,675,974

Weighted average number of shares
outstanding:
Basic	998,275	7,000	17,493,000	(5)
			700,000	(2)
			700,000	(3)	19,898,275

Diluted	998,275	7,000	17,493,000	(5)
			700,000	(2)
			700,000	(3)
			2,224,020	(6)	22,122,295

Net (loss) income per common share - basic and diluted
Basic	$-	$1,627.34			$0.49

Diluted	$-	$1,627.34			$0.44

CHINA GROWTH CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(1)	Includes the accounts of Wealth's wholly owned subsidiaries and its variable interest entity, Wealth Water, and Wealth Water's wholly owned and major owned subsidiaries.
(2)
This adjustment gives effect to the Company's December 15, 2010 issuance of  998,275 shares (700,000 post reverse split shares) to Mr. Karlson Ka Tsun PO,  as compensation for the services he provided to us in connection with the Share Exchange and Private Placement.

(3)
This adjustment gives effect to the Company's December 15, 2010 issuance of 998,725 shares (700,000 post reverse split shares) to Access America Fund, LP in connection with the automatic conversion of the  notes for an aggregate of $500,000 that was triggered by the Share ExchangeThe amount originally allocated to the beneficial conversion was equal to the proceed resulting in a reduction in the debt that was being amortized over the term of the notes that was one year. The unamortized portion of the discount or $375,000 has been recognized as interest expense.

(4)	To recognize the tax effect of adjustments (1) and (2)
(5)
This adjustment gives effect to the Issuance of 17,500,000 ordinary shares of China Growth in exchange of the ownership of the 7,000 ordinary shares of Wealth. Under  the terms of the Exchange Agreement with Wealth, and shareholders of Wealth named in the Exchange Agreement, Wealth transferred to China Growth all of the issued and outstanding ordinary shares of Wealth in exchange for the issuance of a total of 24,956,875 ordinary shares, par value $0.000128 per share, or 96.15% of the ordinary shares of the Company issued and outstanding after the Closing. China Growth is currently seeking shareholder approval to effectuate a 1: 1.42610714 reverse stock split on all of the ordinary shares issued and outstanding at the closing of the Share Exchange resulting in Wealth shareholders owning 17,500,000 shares.

(6)
This adjustment recognizes the dilutive effect of the December 15, 2010 Private Placement with a group of accredited investors, under which the Company issued to the investors an aggregate of 222,402 ("Units"), for an aggregate purchase price of $6,672,031, or $30.00 per Unit (the “Private Placement”) as if it occurred on January 1, 2009. Each Unit consists of (i) two (2) shares of our Class A 6% convertible Preference with each of the Preference Share convertible into five ordinary shares for a total of ten ordinary shares per Unit, and (ii) a warrant to purchase five (5) ordinary shares at an exercise price of $4.50 per share